Exhibit 99.1

NeoStem™

Overview






11
7

Robin Smith, MD, MBA
CEO and Chairman of the Board

(NYSE Alternext US: NBS)
March 11, 2009

Forward Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements relating to NeoStem, Inc. (the "Company") in general as well as with respect to the Company's proposed merger (the "Merger") with China Biopharmaceuticals Holdings, Inc. ("CBH") and proposed share exchange (the "Share Exchange") whereby the Company would acquire a Hong Kong corporation whose wholly owned subsidiary has established control over the business, personnel and finance of Shandong New Medicine Research Institute of Integrated and Traditional Western Medicine LLC ("Shandong").

General

Forward looking statements in this presentation include statements concerning the ability of NeoStem, Inc. ("the Company") to develop the adult stem cell business, to develop the VSEL technology, the future of regenerative medicine and the role of adult stem cells and VSELs in that future, the future use of adult stem cells and VSELs as a treatment option and the potential revenue growth of the Company's business. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's ability to enter the adult stem cell arena, its success in such arena and future operating results are dependent upon many factors, including but not limited to (i) the Company's ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company's ability to obtain sufficient capital or a strategic business arrangement to fund its operations and expansion plans, including meeting its obligations under various licensing arrangements and the successful commercialization of the licensed technology; (iii) the Company's ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company's control; (v) scientific and medical developments beyond the Company's control; (vi) the Company's inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company's current or future patent applications result in issued patents; (viii) whether any potential strategic benefits of various licensing transactions will be realized (ix) the Company's ability to maintain its NYSE Alternext US listing; and (x) the other factors listing under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission ("SEC") on March 28, 2008, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2008 and other reports that we file with the SEC.; and (vii) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings".

Proposed Merger and Share Exchange Agreement

Additional risks and uncertainties relate to the proposed Merger and proposed Share Exchange that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors (i) related to the proposed Merger that might cause such a difference include, but are not limited to, costs related to the Merger; failure of the Company's or CBH's stockholders to approve the Merger; the Company's or CBH's inability to satisfy the conditions of the Merger; the Company's inability to maintain its NYSE Alternext listing; the inability to integrate the Company's and CBH's businesses successfully and grow such merged businesses as anticipated and described in this presentation; the need for outside financing to meet capital requirements; failure to have an effective Joint Venture Agreement satisfactory to the parties and regulatory authorities; (ii) related to the Share Exchange that might cause such a difference include, but are not limited to, costs related to the Share Exchange; failure of the Company's stockholders to approve the Share Exchange; an inability to satisfy the conditions of the Share Exchange; the Company's inability to maintain its NYSE Alternext US listing; the successful application of the variable interest entity to a prohibited business in China; the inability to integrate the Company's and Shandong's businesses successfully and grow such merged businesses as anticipated and described in this presentation; and the need for outside financing to meet capital requirements; and (iii) related to each of the Merger and the Share Exchange, respectively, the other events and factors disclosed in the Company's Current Reports on Form 8-K dated November 2, 2008 relating to each such transaction, and other risk factors discussed in other periodic Company filings with the SEC and to be disclosed in the Proxy Statement/Registration Statement on Form S-4 anticipated to be filed in connection with the Merger and the Share Exchange. Investors are also reminded that certain financial assumptions and information contained under "Company Highlights" and "Investment Considerations" are presented for demonstration purposes only and may not bear any relation to among other things, the actual margins, breakeven points, level of operating leverage, individual physician profitability or other inputs that may comprise the metrics upon which NeoStem's actual profitability will be based.

NeoStem

- **Listed on the NYSE Alternext US (ticker: NBS)**
- **Have completed approximately $16 Million in financing through Nov 2008**
- **Leading operator of commercial autologous adult stem cell bank**
  - Pioneering pre-disease collection, processing and long-term storage of stem cells from adult donors for their own future medical treatment
- **Stem cell collection network in key US locations**
  - Network in major metropolitan areas in the US
  - Safe and convenient storage locations
  - Proprietary processes, infrastructure, methods and systems
  - Minimally invasive extraction procedure ("apheresis")
  - Research & development in VSEL technology
  - Worldwide exclusive license from and continuing collaboration with University of Louisville
  - VSEL (very small embryonic like) stem cells have many physical characteristics typically found in embryonic stem cells
  - Ability to harvest and cryopreserve VSELs
  - Related future businesses to platform business of collection, processing and storage
  - Medical tourism due to advanced stem cell therapies developing at a faster pace outside the US
  - Supply of collected stem cells for R&D
  - Storage of excess cells collected from a patient for own future use
  - Supply of stem cells for diagnostic and therapeutic use

Adult Stem Cell Collection

- NeoStem has created a safe and minimally invasive way for adults to have their stem cells collected today and stored for future use

- NeoStem's platform enables doctors and patients ready access to their cells as the therapies become available in the future

<u>Collecting Own Stem Cells is "Bio-Insurance"</u>

- Finding a "matching" donor is very difficult
- People are dying while on the wait-list
- High rejection rate due to "graft vs. host" disease (40% even if "perfect match")
- Risk of transmission of communicable disease
- Possible reluctance to collect and use autologous (self) stem cells once patient is sick because they may have become compromised
- Effects of Age on quantity and quality of stem cells
- Financing available from GE contributing to affordability

70+ Diseases Treated w/Stem Cells

Results for many have been quite encouraging



Heart Disease

"It saved my life... my own stem cells."

BERNIE
Adult Stem Cell Heart Recipient


VIDEO
ON DEMAND

Lupus

"My Lupus has been in remission for more than 5 years.."

KATHY
Adult Stem Cell Recipient



Multiple Sclerosis

"Stem Cells helped me walk again.."

JANICE
Adult Stem Cell Recipient


DR. RICHARD BURT

Diabetes

"13 out of 14 kids are now off insulin.."

DR. RICHARD BURT
Adult Stem Cell Transplanter, Northwestern Hospital



Scleroderma

*"I regained my life again...
no more pain"*

BRAD
Adult Stem Cell Recipient



Adult Stem Cells are in the news…


The Man Behind Obama's Plan to Rescue the Economy
Why Banks Are Broke— And What to Do
The Oscar Race: How Slumdog Became Top Dog
TIME
Diabetes.
Heart Disease.
Parkinson's.
How the Coming Revolution in
STEM CELLS
Could Save Your Life


PATIENT, HEAL THYSELF
STEM CELL BREAKTHROUGH
abc NEWS


LifeLine
DIABETES


nature insight
STEM CELLS

Virtually All Therapeutic Areas

Over 2313 Adult Stem Cell Clinical Trials

- **By 2009, it is forecasted the first autologous products will be on the market in both orthopaedic and cardiovascular markets.***
- **By 2017, it is forecasted that a minimum of 16 stem cells products will be through the FDA and used in 1.9 million annual procedures.***
  - Autoimmune
  - Diabetes/Metabolic
  - Cardiovascular
  - Orthopedic



Fracture

2 Months Post BMSC


ClinicalTrials.gov
Linking patients to medical research

*Source: Robert Young, RRY Publications, February 2008

Projected Stem Cell Therapy Sales



Stem Cell Therapy:
A $20 billion worldwide market by 2010
Source: Frost & Sullivan
US Alone
Source: Robert Young, RRY Publications, February 2008
Annual Sales
Year
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
$16,405
$35,925
$87,577
$147,615
$232,240
$324,225
$737,459
$1,611,443
$3,069,764
$4,773,385
$7,045,508
$8,538,096

Our Current Revenue Model

- **Current:**
  - Collection center fees
  - Collection from patients
  - Processing patient cells
  - Storage (recurring revenue)
  - Usage Fees

- **Potential:**
  - Supplier of stem cells for research
  - Collection fees for trials
  - Government/military contracts
  - SBIR grants
  - Licensing of technology
  - Medical Tourism

Exclusive World Wide VSEL License

Very Small Embryonic-Like (VSELs) Stem Cells

- **Each of us has a population of very primitive embryonic like stem cells that have remained dormant in our bodies since birth**
  - Can be mobilized in the blood using NeoStem Process
  - Should be easily recovered
  - Cryopreserved
  - Used for future therapeutic use
- **These autologous cells may prove to be the most abundant and easily recoverable pluripotent adult stem cells in our bodies**
- **Enriched in the expression of genes found in:**
  - Skeletal muscle
  - Heart
  - Neural cells
  - Liver and Pancreas
  - Intestinal and Skin Epithelium

Very-Small Embryonic-like Stem Cells (VSELs)


HSCs
2 µm
VSELs
2 µm
b
heart
d
neuron
f
pancreas

Leukemia (2006), 1–7

Morphological and molecular characterization of novel population of CXCR4$^+$ SSEA-4$^+$ Oct-4$^+$ very small embryonic-like cells purified from human cord blood – preliminary report

M Kucia[1], M Halasa[2], M Wysoczynski[1], M Baskiewicz-Masiuk[2], S Moldenhawer[1], E Zuba-Surma[1], R Czajka[2], W Wojakowski[1], B Machalinski[2] and MZ Ratajczak[1]


unpurified CB MNC
CXCR4+ CD34+ AC133+ Lin- CD45-
1000
100
10
1
mRNA (log-fold difference)
*
*
Oct4
Nanog
PSC


SSEA-4
DAPI
OCT4
DAPI
NANOG
DAPI

Intellectual Property

- **Patent Applications Pending on Platform Business:**
    - Collection of adult stem cells from peripheral blood of healthy individuals for future use to treat various diseases of the individual*
    - Process by which NeoStem prepares and stores stem cells collected from peripheral blood by apheresis following mobilization of stem cells from bone marrow
    - NeoStem's low-dose, short course, cytokine induction of stem cell mobilization
- **Patent Applications pending on Very Small Embryonic – Like (VSEL) Stem Cell Technology exclusively licensed from the University of Louisville in November 2007:**
    - Identification, isolation, and use of population of stem cells isolated from bone marrow, umbilical cord blood, and/or other sources and that are referred to as Very Small Embryonic-Like (VSEL) stem cells
    - Therapeutic treatment of various diseases with VSELs, including myocardial infarction, ischemic injury and stroke

*Each application above is pending in China except for this application.

China Expansion

In November 2008 NeoStem Signed:

- a Share Exchange Agreement pursuant to which NeoStem agreed to enter into a series of contractual arrangements with Shandong New Medicine Research Institute of Integrated Traditional and Western Medicine Limited Liability Company, a China limited liability company. Shandong is engaged in the business of research, development popularization and transference of regenerative medicine technology in the People's Republic of China (the " PRC ").

- an Agreement and Plan of Merger with China Biopharmaceuticals Holdings, Inc., a Delaware corporation ("CBH"), China Biopharmaceuticals Corp., a British Virgin Islands corporation and wholly-owned subsidiary of CBH ("CBC"), and CBH Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of NeoStem ("Merger Sub") which will result in the Company's acquiring a 51% ownership interest in Suzhou Erye Pharmaceuticals Company Ltd. ("Erye"), a Sino-foreign joint venture with limited liability organized under the laws of the People's Republic of China (the "PRC"). Erye specializes in research and development, production and sales of pharmaceutical products, as well as chemicals used in pharmaceutical products.

- Goal is to create a cross-border, diversified, next-generation healthcare services company.

- Subject to shareholder approval; closing anticipated Q2 2009

NeoStem's Future Plan

- Established and highly profitable traditional pharma business in China underpins stem cell platform rollout
- Innovative and vertically-integrated regenerative medicine product offering and delivery platform provides high growth opportunity
- Technological, R&D and management resources will help create effective implementation of strategy
- Positions in two of the world's leading healthcare markets by size and potential – US and China
- Wide product offering anticipated, including storage, cosmetics & anti-aging, treatment and R&D
- China market presents opportunity with latent domestic demand complemented by medical tourism flows
- NYSE-Alternext US listed vehicle

Proposed Combined Company

CBH's pharma revenues and earnings provide certain stability that should be able to underpin the stem cell rollout

NBS brings innovative stem cell technology as well as credibility and domain knowledge

SRC is well-connected and an appealing springboard for the rollout of new technologies in China


NeoStem (consolidated)
Pharma Division
Suzhou Erye
Stem Cell Division
Treatment
Storage
Cosmetic / Anti-aging
R&D

R&D, production and sales of pharmaceutical products as well as chemicals used in pharmaceutical products.

Provision of regenerative medicine therapies using stem cells for a variety of CNS conditions and limb ischemia conditions.

Collection, processing and cryogenic preservation and storage of adult stem cells for potential future regenerative medical treatment.

Provision of stem cell based treatments for cosmetic and anti-aging applications, distribution of related health supplements

Research and commercial development on VSEL technology in conjunction with several major PRC medical research institutes.

China Biopharmaceuticals Holdings, Inc. (Majority shareholding in Suzhou Erye Pharmaceutical)

Pharma revenues and earnings provide certain stability that should be able to underpin the stem cell division roll out

- Established and highly profitable traditional pharma business located in Suzhou, Jiangsu Province
- R&D, production and sales of pharmaceutical products as well as intermediate products
- 108 products generating US$48.5 million* in revenues and net profit of US$7.5 million* in 2008, which will initially be used for plant relocation and capacity expansion
- Relocation plan for existing plant will offer opportunity to improve manufacturing standards to WHO levels from cGMP, as well as increase capacity
- Retention of cGMP and adoption of WHO standards will allow future potential in-licensing revenues
- US Will Assist in enhancing pipeline of major products, including new drugs ready for commercialization in China

Note: all numbers are in subject to final due diligence and completion of audit; US$000s; Consolidated numbers reflect 100% revenue recognition, 51% NPAT recognition for Erye.

Stem Cell Businesses

- **Treatment**
  - Provision of regenerative medicine therapies using neural stem cells for the treatment of a variety of CNS (central nervous system) conditions such as ALS, cerebral atrophy, cerebral palsy, external blunt force traumas, Parkinson's Disease, spinal cord injuries, and stroke and related ailments
  - Provision of regenerative medicine therapies using autologous mesenchymal stem cells extracted from bone marrow for the treatment of various limb ischemia conditions
  - Expansion into additional theraputic areas using US based technologies.

- **Storage**
  - Collection, processing and cryogenic preservation and storage of adult stem cells from peripheral blood for potential future regenerative medical treatment
  - There are no commercial scale providers that offer this service in China
  - Storage is one of the core businesses of Neostem in the US; Combined Company will be able to derive significant operating support and technical knowledge in establishing on a commercial scale such an operation with international best practices and standards

- **Cosmetic & Anti-Aging**
  - Provision of stem cell based treatments for cosmetic and anti-aging applications
  - Distribution of related health supplements and nutriceutical products
  - Distributor network spanning multiple provinces.

Stem Cell Businesses

- **R&D**
  - Research and commercial development on VSEL (Very Small Embryonic Like) stem cell technology with NBS and its US R&D partner, the University of Louisville, the institution at which the VSEL technology was developed and at which research with NBS is continuing
  - Establishment of dedicated R&D facility in Beijing in conjunction with several major PRC medical and research institutes is anticipated:
    - The Stem Cell Research Center of the Chinese Academy of Medical Sciences in Beijing
    - The Capital Nuclear Medicine Center of Beijing Union Medical College – one of the oldest medical schools in China with over 90 years of affiliations to the Rockefeller Foundation and the Johns Hopkins University School of Medicine
    - Beijing University - the Stem Cell Center Laboratory of its Diabetes Research Center, and the Department of Physiology and Pathophysiology Research Institute for Regenerative Medicine
- **Addressable market for CNS conditions alone is significant**
  - Estimates for CNS market alone are 25-29 million, comprising 10 million victims of stroke, 10 million afflicted by cerebellum atrophy, 5 million patients with cerebral palsy, and the balance suffering from a number of conditions including ALS and Parkinson's
- **Domestic market remains largely untapped**
  - Less than 3,000 patients have been treated to date throughout China
- **Medical tourism also shows potential**
  - Estimated 23 million potential stem cell patients from affluent countries worldwide with one of four major nervous system diseases that can be treated by stem cell treatment
  - Many of these countries continue to face significant regulatory limitation to the development and clinical application of stem cell treatments, hampering efforts for patients to seek treatments locally

Shandong Red Cross Hospital Group* (SRC)

SRC is well-connected and an appealing springboard for the roll out of VSEL technology applications and other stem cell activities into China

- **Pioneer in the field of regenerative medicine in China**
  - Since 2004, providing regenerative medicine therapies for a treatment of a variety of CNS conditions, limb ischemia conditions and anti-aging offerings
  - According to patient surveys, 78% of treatments offered for a variety of conditions since 2004 have proven effective
- **Partner hospital network**
  - In addition to Shandong hospital, five other hospitals cooperate with SRC in the delivery of stem cell treatments by way of provision of dedicated resources
  - Would add to network and expand coverage
- **In-house expertise in treatment technology and preparation of stem cells**
  - Developed own stem cell sourcing and treatment protocol and procedures, including sourcing, extraction, processing and purification, expansion, storage, recovery and preparation prior to treatment
- **Optimization of capacity utilization through several marketing strategies**
  - Web-based marketing targeted at potential customers (and their physicians)
  - Hosting/sponsorship of regularly scheduled seminars
  - Close coordination with and cross-selling between business lines
  - Following closing of acquisition transaction, opportunities to cross-sell with existing medical tourism and related referral activities of NBS

Transaction Rationale

An opportunity to create and pool the resources and multi-disciplinary capabilities of three separate organizations

- **Regulatory benefits**
  - Address mismatch in regenerative medicine regulatory regimes
    - Stem cell therapy, R&D and IP development led by the US, but pace of commercialization hampered by FDA and related approval process
    - China has large indigenous addressable market, more flexible operating environment, and supporting research infrastructure and commitment in place
    - Pairing the two markets creates immediate synergies - commercially, financially and scientifically, and on a mutually reinforcing basis

- **Vertically integrated platform**
  - Partnering the stem cell leadership position of NBS with the existing operations, delivery platform and strong governmental support of SRC
    - Diversified offering of stem cell based applications - treatment (initially CNS and limb ischemia), storage, cosmetic and anti-ageing, translational R&D focusing on VSEL efforts jointly with NBS
    - Promptscale up of existing SRC platform in China
    - Pre-existing domestic market demand and foreign patients from medical tourism
    - Accelerate and expedite further clinical trials and research efforts via dedicated Beijing JV R&D lab, in partnership with Beijing University, Beijing Union Medical College, and Academy of Medical Sciences

- **Strong financial underpinning**
  - Suzhou Erye provides strong balance sheet and P&L
    - Traditional pharmaceutical platform offers parallel manufacturing and distribution capability

Current Advisory Board Members

- Wayne A. Marasco, M.D., Ph.D. Chairman - Chairman of Scientific Advisory Board. Associate Professor-Department of Cancer and Immunology & AIDS at the Dana-Farber Cancer Institute and Associate Professor of Medicine at Harvard Medical School. He is taking the lead in expanding the Company's academic relationships and research collaborations.

- Douglas W. Losordo, MD - For many years a Professor of Medicine at Tufts University School of Medicine and Chief of Cardiovascular Research at St. Elizabeth's Medical Center in Boston, Dr. Losordo was recently appointed Professor of Medicine at Northwestern University and Director of the Feinberg Cardiovascular Research Institute and Program in Cardiovascular Regenerative Medicine. A Fellow or Member of many national professional organizations, he currently serves on committees of the American College of Cardiology, the American Diabetes Association and the American Society of Gene Therapy where he chairs the Cardiovascular Gene Therapy Committee. Dr. Losordo serves as Principal Investigator in many grant research projects and has published widely, contributing to more than 300 professional articles, abstracts and book chapters in recent years. He also serves on the Editorial Boards of numerous medical specialty journals including *Stem Cells*, *Vascular Medicine* and *Circulation Research.*

- Ron Rothenberg MD, FACEP - Dr. Rothenberg is a Fellow of the American College of Emergency Physicians (FACEP) and is the founder of the California HealthSpan Institute in Encinitas, California. He was the 10th M.D. in the world to become fully board certified by the American Board of Anti-Aging Medicine. A graduate of Columbia University, College of Physicians and Surgeons, and a specialist in Emergency Medicine at Los Angeles County-USC Medical Center, he has served as Clinical Professor of Preventive and Family Medicine at the UCSD School of Medicine Clinical Facility. He is currently Attending Physician at Scripps Memorial Hospital in Encinitas.

- Richard Gatti, MD - Dr. Richard Gatti, a professor at the University of California, Los Angeles (UCLA) and renowned Pathologist at the UCLA Medical Center, was one of the early pioneers of bone marrow transplantation, among the earliest known forms of adult stem cell therapeutics, for immunodeficiency in the late sixties. Dr. Gatti is also a leading authority in the field of gene therapeutics and has authored or co-authored hundreds of papers related to the molecular identification and treatment of genetic disorders. He has worked for many years to help find a cure for Ataxia-Telangiectasia, a progressive neurological disorder of childhood, associated with increased cancer risk, immunodeficiency, radiosensitivity, and cell cycle defects.

- Neil Livingstone, PhD - Dr. Livingstone is currently the Chairman and Chief Executive Officer of ExecutiveAction LLC. He was the founder and, until January, 2007, Chief Executive Officer of GlobalOptions Inc., which went public in 2005. He is also Lead Director of Erickson Air-Crane, a $200 million helicopter company. Dr. Livingstone has noted expertise on national security, and is the author of nine books on terrorism. He has served on advisory panels to The Secretary of State, The Chief of Naval Operations, and The Pentagon. He has testified before Congress and delivered more than 500 major addresses in the U.S. and abroad, including recent speeches at The House of Commons and The United Nations. Dr. Livingstone serves on numerous advisory boards, including Supercom Inc., Digital Ally, the Africa Society, and No Greater Love. He was the Founder and Chairman of the Institute on Terrorism and Sub-national Conflict and served as President of Watergate South for more than seven years.

- Bradford Billet, OBE CEM - Mr. Billet is an executive with the City of New York, where his responsibilities include matters of international affairs, security and emergency management. He is also chairman of the Billet Group, a management consulting company. During the past 20 plus years, Mr. Billet has acquired extensive experience in International Affairs, Emergency Management, Security, Governmental and Business Management, Administration and Operational disciplines. He has held high-ranking positions in both the private and public sectors with budgets in excess of 180 million dollars. Mr. Billet has responded, coordinated and directed multi agency emergency operations, including the September 11th attacks and the 1993 bombing of the World Trade Center, 20 aviation accidents as well as numerous manmade and natural disasters, involving mass casualties and/or fatalities.

- Douglas Wynyard - Mr. Douglas Wynyard is a Senior Vice President for Nordblom Company, a full-service commercial real estate firm headquartered in the Boston area. He is experienced in real estate development, asset management, leasing, investment sales, and marketing. He also represents numerous corporations with the planning, acquisition and disposition of their facilities. Having received a Bachelor's degree in Zoology from Bristol University, Mr. Wynyard is passionate about the biological sciences and is an investor in a number of medtech companies.

Comparables

Market Price as of Jan-6-2009
All amounts in USD millions except for per share data (share price denoted in local currency)

Company	Ticker	Share Price	52-Week High	% of 52-Wk Hi	Mkt Cap	Ent Value	LTM Revenue	LTM EBITDA	LTM Net Income	MRQ Total Assets	MRQ Book Value	Mkt Cap/Rev	EV/Rev	EV/EBITDA	Mkt Cap /EBITDA	P/E	P/B	Assets /Equity	Mkt Cap /Assets
Neostem	**NBS**	**0.560**	**2.240**	**25.0%**	**4.1**	**3.6**	**0.2**	**(9.1)**	**(9.2)**	**2.3**	**1.8**	**19.8**	**17.6**	**NM**	**NM**	**NM**	**2.2**	**1.3**	**1.8**
LifeStem Intl (fmr Calbatech)	LSTM.ob	0.004	2.000	0.2%	0.3	NA	1.2	(1.0)	(1.1)	0.5	(4.1)	0.2	NA	NA	NM	NM	NM	NM	0.5
Cord Blood America	CBAI.ob	0.002	0.070	2.6%	0.5	NA	3.4	(3.3)	(7.2)	5.5	(7.3)	0.2	NA	NA	NM	NM	NM	NM	0.1
Cryo-Cell Intl	CCEL.ob	0.595	1.920	31.0%	7.0	2.6	17.4	(1.1)	(2.5)	10.9	(7.1)	0.4	0.2	NM	NM	NM	NM	NM	0.6
ViaCell (purchased by PKI)	VIAC	7.250	NA	NA	300.0	260.0	67.0	(19.1)	(18.6)	76.2	26.6	4.5	3.9	NM	NM	NM	11.3	2.9	3.9
Aastrom Biosciences	ASTM	0.570	0.840	67.9%	76.9	60.7	0.5	(19.1)	(19.0)	22.3	19.8	166.5	131.4	NM	NM	NM	3.9	1.1	3.4
Advanced Cell Technology	ACTC.ob	0.065	0.320	20.3%	6.7	14.7	0.6	(19.2)	(0.7)	7.0	(28.0)	10.3	22.6	NM	NM	NM	NM	NM	1.0
BioLife Solutions	BLFS.ob	0.040	0.120	33.3%	2.8	7.2	1.2	(2.4)	(2.7)	1.3	(4.4)	2.3	5.9	NM	NM	NM	NM	NM	2.1
Bio-Matrix	BMSN.ob	0.250	1.290	19.4%	6.5	7.9	NA	(3.0)	(3.1)	1.2	(0.3)	NA	NA	NM	NM	NM	NM	NM	5.6
Brainstorm Cell Therapeutics	BCLI.ob	0.080	1.130	7.1%	4.4	4.9	NA	(4.0)	(4.8)	1.1	(1.8)	NA	NA	NM	NM	NM	NM	NM	4.2
Curis	CRIS	0.880	1.940	45.4%	55.9	20.8	16.8	(6.0)	(5.7)	41.5	38.8	3.3	1.2	NM	NM	NM	1.4	1.1	1.3
Cytori Therapeutics	CYTX	3.880	8.560	45.3%	113.5	94.5	4.7	(30.7)	(34.2)	26.7	(2.3)	24.0	20.0	NM	NM	NM	NM	NM	4.3
Geron	GERN	5.140	5.610	91.6%	406.9	221.5	7.0	(61.5)	(60.9)	187.9	179.3	58.5	31.9	NM	NM	NM	2.3	1.0	2.2
MediStem	MEDS.ob	0.150	6.500	2.3%	0.7	0.0	1.6	(1.1)	(1.5)	1.1	1.1	0.5	0.0	NM	NM	NM	0.7	1.0	0.6
MultiCell Technologies	MCET.ob	0.008	0.210	3.8%	0.6	NA	0.3	(1.1)	(1.3)	1.2	(3.0)	2.4	NA	NA	NM	NM	NM	NM	0.5
Applied Wellness	AWLL.ob	0.002	0.500	0.4%	0.0	NA	1.0	(0.5)	(0.6)	0.2	(1.1)	0.0	NA	NA	NM	NM	NM	NM	0.0
Opexa Therapeutics	OPXA	0.329	3.930	8.4%	4.0	(0.6)	NA	(13.6)	(13.7)	5.5	3.3	NA	NA	NM	NM	NM	1.2	1.7	0.7
Osiris Tehrapeutics	OSIR	20.240	21.650	93.5%	643.9	641.8	18.3	(68.5)	(77.1)	28.5	(8.2)	35.3	35.1	NM	NM	NM	NM	NM	22.6
Stem Cell Innovations	SCLL.ob	0.008	0.020	37.5%	0.0	9.9	0.2	NA	NA	NA	NA	0.1	66.0	NA	NA	NA	NA	NA	NA
Stem Cell Therapy	SCII.ob	0.080	0.400	20.0%	3.77	3.5	0.0	NA	(1.7)	0.1	(1.0)	125.7	118.0	NA	NA	NM	NM	NM	31.2
StemCells Inc.	STEM	1.600	2.480	64.5%	129.8	101.5	89.3	(26.0)	(26.8)	28.5	17.9	1.5	1.1	NM	NM	NM	7.3	1.6	4.6
Thermogenesis Corp.	KOOL	0.550	2.120	25.9%	30.8	5.7	22.8	(9.9)	(9.6)	34.3	28.0	1.4	0.2	NM	NM	NM	1.1	1.2	0.9
NeuralStem	CUR	1.570	3.450	45.5%	50.5	47.5	NM	(10.5)	(11.3)	5.9	4.6	NA	NA	NM	NM	NM	11.0	1.3	8.6
PluriStem Therapeutics	PSTI	0.440	5.990	7.3%	3.7	1.8	NA	(10.1)	(10.5)	4.2	3.1	NA	NA	NM	NM	NM	1.2	1.3	0.9
StemLife	0137.KL	1.080	3.940	27.4%	50.8	43.3	5.8	1.7	1.6	14.2	10.8	8.7	7.4	25.3	29.6	32.3	4.7	1.3	3.6
Athersys	ATHX	0.600	5.000	12.0%	11.4	(22.1)	3.6	(19.3)	(18.0)	38.7	35.7	3.1	NM	NM	NM	NM	0.3	1.1	0.3
Stem Cell Sciences	STEM.LN	0.080	0.307	26.1%	NA	NA	1.2	(6.7)	(7.0)	9.7	7.9	NA	NA	NA	NA	NA	NA	1.2	NA
Epistem	EHP.LN	2.125	2.250	94.4%	23.0	19.5	4.1	(2.7)	(2.3)	6.3	5.1	5.6	4.7	NM	NM	NM	4.5	1.2	3.6
ReNeuron	RENE.LN	0.026	0.210	12.4%	6.4	0.9	0.1	(13.5)	(13.2)	15.4	13.8	127.4	18.6	NM	NM	NM	0.5	1.1	0.4
Intercytex	ICX.LN	0.270	0.544	49.7%	34.6	NA	0.2	(23.0)	(21.0)	30.1	25.7	157.2	NA	NA	NM	NM	1.3	1.2	1.2
Cryo-Save Group	CRYO.LN	0.380	2.125	17.9%	26.5	(31.0)	17.7	7.2	5.3	75.7	62.6	1.5	NM	NM	3.7	5.0	0.4	1.2	0.4
	Min			0.2%	0.0	(31.0)	0.0	(68.5)	(77.1)	0.1	(28.0)	0.0	0.0	25.3	3.7	5.0	0.3	1.0	0.0
	Mean			31.5%	69.0	63.2	11.4	(13.1)	(12.7)	23.5	14.3	30.9	27.6	25.3	16.6	18.7	3.3	1.3	3.9
	Median			25.9%	7.0	8.9	3.4	(8.3)	(7.0)	9.7	3.3	3.2	7.4	25.3	16.6	18.7	1.4	1.2	1.2
	Max			94.4%	643.9	641.8	89.3	7.2	5.3	187.9	179.3	166.5	131.4	25.3	29.6	32.3	11.3	2.9	31.2

**ViaCell share price as of Nov 30 2007 (closing date of transaction with PKI) and financial data as of Sep 31 2007 (the company's last SEC filing)*
**Stem Cell Innovations financial data as of Jun 30 2007; enterprise value calculated using Jun 30 2007 net debt and Jan 6 2009 market cap*
**StemLife financial data is as of Dec 31 2007; enterprise value calculated using Dec 31 2007 net cash and Jan 6 2009 market cap*
**Cadila Healthcare financial data as of Mar 31 2008*
**Financial data for companies listed on the LN exchange are as of the latest reported semi-annual period, either Jun 30 2008 or Dec 31 2007*

NeoStem
YOUR CELLS. YOUR USE. YOUR LIFE.

Contact Information

Robin Smith, MD MBA
Chairman & CEO
Direct: (212) 584-4174
Email: rsmith@neostem.com

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, NY 10170
Main: (212) 584-4180
Fax: (646) 514-7787
www.neostem.com
1.888.STEM BANK